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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                   Securities Exchange Act of 1934, as amended

         Date of Report (Date of earliest event reported): August 12, 1999



                        CHEC ASSET RECEIVABLE CORPORATION
               (Exact name of Registrant as Specified in Charter)

Nevada                                   333-54027           75-277-0582
(State or Other                          (Commission         (IRS Employer
(Jurisdiction of Incorporation)          File Number)        Identification No.)


                 2728 North Harwood Street, Dallas, Texas   75201
               (Address of Principal Executive Offices)   (Zip Code)


       Registrant's telephone number, including area code: (214) 981-5045


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

Filing of Computational Materials.

Pursuant to Rule 424(b) under the Securities Act of 1933, as amended, CHEC Asset Receivable Corporation (the "Depositor") will file a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Centex Home Equity Loan Trust 1999-3, Centex Home Equity Loan Asset-Backed Certificates, Series 1999-3 (the "Certificates").

In connection with the offering of the Certificates of the Depositor, Lehman Brothers Inc. prepared certain materials (the "Computational Materials") some or all of which were distributed by Lehman Brothers Inc., Chase Securities Inc. and Prudential Securities Incorporated (the "Underwriters") to their potential investors. Although the Depositor provided the Underwriters with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1. The legends which Chase Securities Inc. and Prudential Securities Incorporated placed on the Computational Materials are attached hereto as
Exhibit 99.2 and Exhibit 99.3, respectively.

Also filed hereby is the consent of PricewaterhouseCoopers LLP, independent accountants, attached hereto as Exhibit 23.1.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

              Exhibit No.

              23.1 Consent of PricewaterhouseCoopers LLP, independent accountants.
              99.1  Computational Materials.
              99.2  Legend of Chase Securities Inc. for Computational Materials.
              99.3 Legend of Prudential Securities Incorporated for Computational Materials.


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                                   SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHEC ASSET RECEIVABLE CORPORATION



                                  By: /s/ Anthony H. Barone
                                      ---------------------------
                                      Name:  Anthony H. Barone
                                      Title:   President

Date: August 19, 1999


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                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit Number     Description                                   Numbered Page
--------------     -----------                                   -------------

23.1               Consent of PricewaterhouseCoopers LLP,
                   independent accountants.
99.1               Computational Materials.
99.2               Legend of Chase Securities Inc. for
                   Computational Materials.
99.3 Legend of Prudential Securities Incorporated for Computational Materials.